Supplement dated March 1, 2010
to the Class J Shares Prospectus
for Principal Funds, Inc.
dated March 1, 2010

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

For all fund summaries, delete the caption “For Important Information About:“ and information thereunder and make substitutions as set forth below.

Substitute the following:

Purchase minimums per fund (some exceptions apply):
·	Initial Investment		$1,000
	o	For accounts with an Automatic Investment Plan (AIP)	$100
·	Subsequent Investments		$100
	o	For accounts with an AIP, the subsequent automatic investments must total $1,200 annually if
		the initial $1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock
Exchange is open for regular trading) through your Financial Professional; by sending a written request to
Principal Funds at P.O. Box 55904, Boston, MA 02205; calling us at 800-222-5852; or accessing our website
(www.principalfunds.com).

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of
Fund shares and related services. These payments may create a conflict of interest by influencing the broker-
dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary’s website for more information.